Exhibit 99.2
Quarterly Financial Supplement
First Quarter 2026
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President,
Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company	AA-	A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2026

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current vs.
(USD millions, except in force and per share and shares data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter

Net premiums	$4,595	$4,780	$4,280	$4,151	$4,019	$576
Net income available to RGA’s shareholders	330	463	253	180	286	44
Adjusted operating income	462	515	310	315	378	84
Adjusted operating income excluding notable items (1)	462	515	424	315	378	84
Return on equity	9.7%	9.7%	7.4%	7.0%	7.5%	2.2%
Adjusted operating return on equity (excluding AOCI)	15.2%	14.7%	13.2%	12.7%	13.4%	1.8%
Adjusted operating return on equity (excluding AOCI and notable items (1))	16.2%	15.7%	14.2%	14.3%	15.0%	1.2%
Adjusted operating return on equity (excluding AOCI, B36, and notable items (1))	16.1%	15.6%	14.1%	14.2%	14.9%	1.2%
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$5.04	$7.07	$3.85	$2.72	$4.33	$0.71
Adjusted operating income	$7.05	$7.85	$4.71	$4.76	$5.73	$1.32
Adjusted operating income excluding notable items (1)	$7.05	$7.85	$6.43	$4.76	$5.73	$1.32
Diluted earnings per share
Net income	$4.98	$6.97	$3.81	$2.70	$4.27	$0.71
Adjusted operating income	$6.97	$7.75	$4.66	$4.72	$5.66	$1.31
Adjusted operating income excluding notable items (1)	$6.97	$7.75	$6.37	$4.72	$5.66	$1.31
Weighted average common shares outstanding
Basic	65,489	65,556	65,867	66,088	66,008	(519)
Diluted	66,226	66,428	66,508	66,731	66,861	(635)

Book value per share	$202.93	$205.63	$197.52	$182.37	$172.53	$30.40
Book value per share, excluding AOCI	$167.60	$164.66	$158.67	$155.87	$153.80	$13.80
Book value per share, excluding AOCI and B36	$167.92	$165.50	$159.83	$156.63	$154.60	$13.32

Shareholders’ dividends paid	$61	$61	$61	$59	$59	$2
Share buybacks	50	50	75	—	—	50
Total returned to shareholders	$111	$111	$136	$59	$59	$52
Common shares issued	85,311	85,311	85,311	85,311	85,311	—
Treasury shares	19,802	19,847	19,602	19,219	19,225	577
Common shares outstanding	65,509	65,464	65,709	66,092	66,086	(577)

Assumed life reinsurance in force (in billions)	$4,342.8	$4,334.6	$4,320.8	$4,091.3	$3,950.9	$391.9
Assumed new business production (in billions)	$150.6	$149.9	$341.0	$110.9	$131.7	$18.9

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$4,595	$4,780	$4,280	$4,151	$4,019	$576
Net investment income	1,701	1,691	1,475	1,408	1,232	469
Investment related gains (losses), net	(170)	(135)	13	(44)	(79)	(91)
Other revenue	368	299	436	84	88	280
Total revenues	6,494	6,635	6,204	5,599	5,260	1,234
Benefits and expenses:
Adjusted claims and other policy benefits	4,621	4,772	4,356	4,045	3,822	799
Future policy benefits remeasurement (gains) losses	(7)	(97)	85	68	(56)	49
Market risk benefits remeasurement (gains) losses	22	(3)	(1)	(17)	29	(7)
Adjusted interest credited	480	475	547	314	299	181
Policy acquisition costs and other insurance expenses	512	500	471	433	417	95
Other operating expenses	326	380	328	325	300	26
Interest expense	99	98	98	90	80	19
Total benefits and expenses	6,053	6,125	5,884	5,258	4,891	1,162
Income before income taxes	441	510	320	341	369	72
Provision for income taxes	110	45	65	160	81	29
Net income	331	465	255	181	288	43
Net income attributable to noncontrolling interest	1	2	2	1	2	(1)
Net income available to RGA’s shareholders	$330	$463	$253	$180	$286	$44
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$441	$510	$320	$341	$369	$72
Investment and derivative (gains) losses (1)	198	197	(1)	77	71	127
Market risk benefits remeasurement (gains) losses	22	(3)	(1)	(17)	29	(7)
Change in fair value of funds withheld embedded derivatives (1)	(44)	(27)	33	(3)	11	(55)
Funds withheld (gains) losses - investment income	(4)	(2)	19	(2)	—	(4)
Derivatives - interest credited	3	2	1	2	10	(7)
Investment (income) loss on unit-linked variable annuities	1	(1)	1	—	—	1
Interest credited on unit-linked variable annuities	(1)	1	(1)	—	—	(1)
Interest expense on uncertain tax positions	1	—	—	—	—	1
Other (2)	(6)	(1)	14	23	(5)	(1)
Adjusted operating income before income taxes	611	676	385	421	485	126
Notable items (3)	—	—	(149)	—	—	—
Adjusted operating income before income taxes excluding notable items	$611	$676	$534	$421	$485	$126

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$330	$463	$253	$180	$286	$44
Investment and derivative (gains) losses (1)	157	155	(2)	64	53	104
Market risk benefits remeasurement (gains) losses	17	(3)	—	(14)	23	(6)
Change in fair value of funds withheld embedded derivatives (1)	(35)	(21)	26	(3)	9	(44)
Funds withheld (gains) losses - investment income	(3)	(1)	15	(2)	—	(3)
Derivatives - interest credited	2	2	1	1	8	(6)
Investment (income) loss on unit-linked variable annuities	1	(1)	1	—	—	1
Interest credited on unit-linked variable annuities	(1)	1	(1)	—	—	(1)
Interest expense on uncertain tax positions	1	—	—	—	—	1
Other (2)	(5)	(1)	11	18	(4)	(1)
Uncertain tax positions and other tax related items	(3)	(81)	4	70	1	(4)
Net income attributable to noncontrolling interest	1	2	2	1	2	(1)
Adjusted operating income	462	515	310	315	378	84
Notable items (3)	—	—	(114)	—	—	—
Adjusted operating income excluding notable items	$462	$515	$424	$315	$378	$84

Diluted earnings per share - adjusted operating income	$6.97	$7.75	$4.66	$4.72	$5.66	$1.31
Diluted earnings per share - adjusted operating income excluding notable items	$6.97	$7.75	$6.37	$4.72	$5.66	$1.31

Foreign currency effect on (4):
Net premiums	$103	$42	$29	$45	$(60)	$163
Adjusted operating income before income taxes	$17	$8	$3	$9	$(8)	$25

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Assets
Fixed maturity securities available-for-sale, at fair value	$107,328	$101,769	$99,573	$86,043	$84,507
Equity securities	300	311	161	155	153
Mortgage loans	11,318	11,104	10,507	10,057	9,331
Policy loans	3,703	3,541	3,570	1,294	1,284
Funds withheld at interest	8,390	8,149	8,268	7,115	5,328
Limited partnerships and real estate joint ventures	4,093	3,747	3,648	3,338	3,228
Short-term investments	357	346	381	502	454
Other invested assets	1,525	1,514	1,496	1,397	1,295
Total investments	137,014	130,481	127,604	109,901	105,580
Cash and cash equivalents	4,993	4,168	4,625	5,416	5,151
Accrued investment income	1,361	1,296	1,275	1,089	1,059
Premiums receivable and other reinsurance balances	4,259	4,475	4,035	4,202	3,749
Reinsurance ceded receivables and other	6,743	7,175	5,758	5,386	5,420
Deferred policy acquisition costs and other	6,191	6,079	5,954	5,823	5,649
Other assets	3,503	2,916	2,752	1,662	1,602
Total assets	$164,064	$156,590	$152,003	$133,479	$128,210
Liabilities and equity
Future policy benefits	$72,308	$66,425	$66,389	$63,531	$59,836
Interest-sensitive contract liabilities	53,540	52,095	49,634	37,158	36,614
Market risk benefits, at fair value	249	234	238	233	243
Other policy claims and benefits	3,051	3,011	3,032	3,016	2,870
Other reinsurance balances	1,495	1,888	1,600	1,353	1,291
Income taxes	3,182	2,998	2,591	2,454	2,250
Funds withheld payable	6,494	6,805	5,277	4,816	4,889
Other liabilities	4,256	3,873	4,440	3,041	2,991
Long-term debt	6,105	5,710	5,734	5,734	5,734
Total liabilities	150,680	143,039	138,935	121,336	116,718
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,661	2,640	2,628	2,624	2,608
Retained earnings	10,375	10,151	9,757	9,563	9,443
Treasury stock	(2,057)	(2,013)	(1,960)	(1,887)	(1,888)
Accumulated other comprehensive income, net of income taxes (AOCI):
Accumulated currency translation adjustment	101	121	83	130	(8)
Unrealized (depreciation) appreciation of securities	(6,466)	(4,807)	(4,199)	(4,897)	(4,443)
Effect of updating discount rates on future policy benefits	8,680	7,372	6,682	6,533	5,702
Change instrument-specific credit risk for market risk benefits	4	2	1	3	6
Pension and postretirement benefits	(5)	(6)	(15)	(17)	(19)
Total RGA, Inc. shareholders’ equity	13,294	13,461	12,978	12,053	11,402
Noncontrolling interest	90	90	90	90	90
Total equity	13,384	13,551	13,068	12,143	11,492
Total liabilities and equity	$164,064	$156,590	$152,003	$133,479	$128,210
Total RGA, Inc. shareholders’ equity, excluding AOCI	$10,980	$10,779	$10,426	$10,301	$10,164

See appendix for reconciliation of total shareholders’ equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$1,932	$2,104	$1,883	$2,019	$1,921	$11
Net investment income	288	299	282	285	268	20
Investment related gains (losses), net	(12)	5	14	12	(6)	(6)
Other revenue	7	17	11	4	8	(1)
Total revenues	2,215	2,425	2,190	2,320	2,191	24

Benefits and expenses:
Adjusted claims and other policy benefits	1,777	1,945	1,769	1,922	1,773	4
Future policy benefits remeasurement (gains) losses	(6)	(69)	(46)	74	(25)	19
Adjusted interest credited	22	48	61	37	29	(7)
Policy acquisition costs and other insurance expenses	223	209	209	223	219	4
Other operating expenses	61	70	61	60	55	6
Total benefits and expenses	2,077	2,203	2,054	2,316	2,051	26

Adjusted operating income before income taxes	138	222	136	4	140	(2)
Notable items (1)	—	—	39	—	—	—
Adjusted operating income excluding notable items, before income taxes	$138	$222	$97	$4	$140	$(2)

Loss and expense ratios:
Loss ratio (2)	91.7%	89.2%	91.5%	98.9%	91.0%	0.7%
Policy acquisition costs and other insurance expenses	11.5%	9.9%	11.1%	11.0%	11.4%	0.1%
Other operating expenses	3.2%	3.3%	3.2%	3.0%	2.9%	0.3%

Foreign currency effect on (3):
Net premiums	$5	$3	$1	$(4)	$(7)	$12
Adjusted operating income (loss) before income taxes	$1	$—	$—	$1	$(2)	$3

Assumed Life Reinsurance In Force (in billions)	$1,900.2	$1,893.4	$1,860.7	$1,854.7	$1,840.6	$59.6
Assumed New Business Production (in billions)	$47.8	$75.3	$52.8	$46.0	$36.3	$11.5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$320	$443	$227	$(5)	$109	$211
Net investment income	564	561	476	371	337	227
Investment related gains (losses), net	(16)	12	16	—	—	(16)
Other revenue	279	204	351	53	50	229
Total revenues	1,147	1,220	1,070	419	496	651

Benefits and expenses:
Adjusted claims and other policy benefits	597	709	511	76	200	397
Future policy benefits remeasurement (gains) losses	14	4	2	(1)	(2)	16
Adjusted interest credited	264	241	324	130	123	141
Policy acquisition costs and other insurance expenses	131	133	111	93	84	47
Other operating expenses	23	30	22	24	24	(1)
Total benefits and expenses	1,029	1,117	970	322	429	600

Adjusted operating income before income taxes	118	103	100	97	67	51
Notable items (1)	—	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$118	$103	$100	$97	$67	$51

Assumed Life Reinsurance In Force (in billions)	$203.0	$204.7	$207.7	$9.4	$9.5	$193.5
Assumed New Business Production (in billions)	$0.9	$—	$204.1	$—	$—	$0.9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Policyholder account balances

Fixed annuities (deferred)	$11,213	$10,868	$10,569	$10,473	$10,299
Equity-indexed annuities	$1,514	$1,587	$1,668	$1,748	$1,838
Bank-owned life insurance (BOLI) and universal life	$11,002	$11,118	$11,130	$1,997	$2,011
Other policyholder account balances	$34	$36	$45	$45	$46

Variable annuities account balances
No riders	$594	$614	$598	$605	$593
GMDB only	834	834	781	784	800
GMIB only	17	18	17	17	17
GMAB only	1	1	1	1	2
GMWB only	751	802	802	802	769
GMDB / WB	138	147	149	149	145
Other	12	14	13	13	13
Total variable annuities account balances	$2,347	$2,430	$2,361	$2,371	$2,339

Variable universal life account value	$13,789	$14,262	$14,132	$—	$—

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$3,473	$3,406	$2,781	$1,265	$1,257

Future policy benefits (at original discount rate) associated with:
Payout annuities	$7,478	$7,051	$8,266	$8,734	$8,840
Other future policy benefits	$826	$672	$684	$—	$—
Variable universal life account value	$50	$54	$62	$62	$61

Liability for market risk benefits:

Equity-indexed annuities	$182	$180	$181	$173	$170
Variable annuities (liability)	$67	$54	$57	$60	$73
Variable annuities (asset)	$15	$19	$19	$17	$13

Net interest spread (1)	1.0%	1.8%	1.2%	1.2%	0.8%
(1) Net interest spread for Asset-Intensive is calculated as net investment income less Adjusted interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$339	$347	$326	$339	$319	$20
Net investment income	62	69	69	66	65	(3)
Investment related gains, net	1	1	2	—	1	—
Other revenue	1	—	1	1	(1)	2
Total revenues	403	417	398	406	384	19

Benefits and expenses:
Adjusted claims and other policy benefits	316	306	307	318	295	21
Future policy benefits remeasurement (gains) losses	(1)	(2)	(8)	2	3	(4)
Adjusted interest credited	—	—	1	—	—	—
Policy acquisition costs and other insurance expenses	36	44	43	43	41	(5)
Other operating expenses	14	15	12	15	13	1
Total benefits and expenses	365	363	355	378	352	13

Adjusted operating income before income taxes	38	54	43	28	32	6
Notable items (1)	—	—	9	—	—	—
Adjusted operating income excluding notable items, before income taxes	$38	$54	$34	$28	$32	$6

Loss and expense ratios:
Loss ratio (2)	92.9%	87.6%	91.7%	94.4%	93.4%	(0.5)%
Policy acquisition costs and other insurance expenses	10.6%	12.7%	13.2%	12.7%	12.9%	(2.3)%
Other operating expenses	4.1%	4.3%	3.7%	4.4%	4.1%	—%

Foreign currency effect on (3):
Net premiums	$15	$1	$(3)	$(4)	$(20)	$35
Adjusted operating income before income taxes	$2	$—	$—	$(1)	$(2)	$4

Assumed Life Reinsurance In Force (in billions)	$522.6	$521.5	$507.9	$512.4	$478.6	$44.0
Assumed New Business Production (in billions)	$13.1	$12.8	$13.5	$13.1	$13.2	$(0.1)

Creditor reinsurance net premiums	$16	$15	$16	$18	$19	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$45	$45	$46	$45	$52	$(7)
Net investment income	62	61	58	58	51	11
Investment related gains, net	(1)	2	(1)	—	—	(1)
Other revenue	3	1	3	5	4	(1)
Total revenues	109	109	106	108	107	2

Benefits and expenses:
Adjusted claims and other policy benefits	93	92	92	93	91	2
Future policy benefits remeasurement gains	(1)	3	—	—	—	(1)
Policy acquisition costs and other insurance expenses	6	4	5	4	5	1
Other operating expenses	1	—	2	2	—	1
Total benefits and expenses	99	99	99	99	96	3

Adjusted operating income before income taxes	10	10	7	9	11	(1)
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$10	$10	$7	$9	$11	$(1)

Foreign currency effect on (3):
Net premiums	$2	$1	$(1)	$(1)	$(3)	$5
Adjusted operating income before income taxes	$—	$—	$—	$—	$(1)	$1

Assumed Life Reinsurance In Force (in billions)	$6.1	$6.2	$6.2	$6.3	$6.0	$0.1
Assumed New Business Production (in billions)	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations include longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$605	$583	$562	$573	$540	$65
Net investment income	35	37	30	32	30	5
Other revenue	6	—	5	3	2	4
Total revenues	646	620	597	608	572	74

Benefits and expenses:
Adjusted claims and other policy benefits	543	542	516	533	483	60
Future policy benefits remeasurement (gains) losses	(10)	(10)	216	6	(8)	(2)
Policy acquisition costs and other insurance expenses	35	37	30	24	20	15
Other operating expenses	24	33	27	27	27	(3)
Total benefits and expenses	592	602	789	590	522	70

Adjusted operating income (loss) before income taxes	54	18	(192)	18	50	4
Notable items (1)	—	—	(222)	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$54	$18	$30	$18	$50	$4

Loss and expense ratios:
Loss ratio (2)	88.1%	91.3%	130.2%	94.1%	88.0%	0.1%
Policy acquisition costs and other insurance expenses	5.8%	6.3%	5.3%	4.2%	3.7%	2.1%
Other operating expenses	4.0%	5.7%	4.8%	4.7%	5.0%	(1.0)%

Foreign currency effect on (3):
Net premiums	$43	$26	$18	$24	$(3)	$46
Adjusted operating income (loss) before income taxes	$5	$1	$(7)	$1	$1	$4

Critical illness net premiums	$39	$38	$33	$36	$32	$7

Assumed Life Reinsurance In Force (in billions)	$1,074.4	$1,113.1	$1,125.7	$1,117.7	$1,036.7	$37.7
Assumed New Business Production (in billions)	$35.6	$38.6	$35.7	$34.1	$63.4	$(27.8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$344	$263	$260	$247	$189	$155
Net investment income	137	135	106	109	85	52
Investment related gains (losses), net	(1)	(1)	—	4	(1)	—
Other revenue	15	14	21	7	9	6
Total revenues	495	411	387	367	282	213

Benefits and expenses:
Adjusted claims and other policy benefits	347	249	253	224	167	180
Future policy benefits remeasurement (gains) losses	(11)	6	(37)	(3)	(3)	(8)
Adjusted interest credited	8	6	7	7	6	2
Policy acquisition costs and other insurance expenses	3	3	3	2	1	2
Other operating expenses	20	24	21	21	21	(1)
Total benefits and expenses	367	288	247	251	192	175

Adjusted operating income before income taxes	128	123	140	116	90	38
Notable items (2)	—	—	24	—	—	—
Adjusted operating income excluding notable items, before income taxes	$128	$123	$116	$116	$90	$38

Foreign currency effect on (3):
Net premiums	$24	$12	$10	$14	$(2)	$26
Adjusted operating income before income taxes	$8	$6	$5	$5	$—	$8

Assumed Life Reinsurance In Force (in billions)	$16.9	$17.8	$18.8	$—	$—	$16.9
Assumed New Business Production (in billions)	$—	$—	$18.8	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations include longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$860	$862	$880	$816	$777	$83
Net investment income	82	76	73	72	71	11
Investment related gains (losses), net	—	1	—	1	(1)	1
Other revenue	8	7	3	—	3	5
Total revenues	950	946	956	889	850	100

Benefits and expenses:
Adjusted claims and other policy benefits	726	750	761	701	671	55
Future policy benefits remeasurement (gains) losses	9	(26)	(41)	(8)	(18)	27
Policy acquisition costs and other insurance expenses	35	39	43	35	39	(4)
Other operating expenses	55	66	55	57	52	3
Total benefits and expenses	825	829	818	785	744	81

Adjusted operating income before income taxes	125	117	138	104	106	19
Notable items (1)	—	—	1	—	—	—
Adjusted operating income excluding notable items, before income taxes	$125	$117	$137	$104	$106	$19

Loss and expense ratios:
Loss ratio (2)	85.5%	84.0%	81.8%	84.9%	84.0%	1.5%
Policy acquisition costs and other insurance expenses	4.1%	4.5%	4.9%	4.3%	5.0%	(0.9)%
Other operating expenses	6.4%	7.7%	6.3%	7.0%	6.7%	(0.3)%

Foreign currency effect on (3):
Net premiums	$18	$1	$3	$9	$(23)	$41
Adjusted operating income before income taxes	$1	$1	$6	$2	$(2)	$3

Critical illness net premiums	$436	$435	$414	$424	$398	$38

Assumed Life Reinsurance In Force (in billions)	$581.7	$552.5	$546.1	$568.7	$561.1	$20.6
Assumed New Business Production (in billions)	$40.0	$21.5	$12.7	$14.5	$14.3	$25.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net premiums	$150	$133	$96	$117	$112	$38
Net investment income	319	288	250	247	196	123
Investment related gains, net	12	12	13	10	7	5
Other revenue	14	12	6	—	6	8
Total revenues	495	445	365	374	321	174

Benefits and expenses:
Adjusted claims and other policy benefits	222	175	135	158	145	77
Future policy benefits remeasurement (gains) losses	(1)	(3)	(1)	(2)	(3)	2
Adjusted interest credited	140	130	107	93	84	56
Policy acquisition costs and other insurance expenses	58	44	42	36	27	31
Other operating expenses	11	12	11	12	9	2
Total benefits and expenses	430	358	294	297	262	168

Adjusted operating income before income taxes	65	87	71	77	59	6
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$65	$87	$71	$77	$59	$6

Foreign currency effect on (3):
Net premiums	$(4)	$(2)	$1	$7	$(2)	$(2)
Adjusted operating income before income taxes	$(1)	$—	$—	$2	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$37.9	$25.4	$24.9	$22.1	$18.4	$19.5
Assumed New Business Production (in billions)	$13.2	$1.7	$3.4	$3.2	$4.5	$8.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations include asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Revenues:
Net investment income	$149	$162	$151	$166	$129	$20
Investment related gains, net	1	3	1	3	3	(2)
Other revenue	29	29	29	18	5	24
Total revenues	179	194	181	187	137	42

Benefits and expenses:
Adjusted interest credited	44	47	47	45	47	(3)
Policy acquisition costs and other insurance income	(15)	(13)	(15)	(19)	(19)	4
Other operating expenses	117	120	109	103	99	18
Interest expense	98	98	98	90	80	18
Total benefits and expenses	244	252	239	219	207	37

Adjusted operating loss before income taxes	(65)	(58)	(58)	(32)	(70)	5
Notable items (1)	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(65)	$(58)	$(58)	$(32)	$(70)	$5

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$1	$—	$(1)	$(1)	$(1)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
U.S. and Latin America:
Traditional	$138	$222	$136	$4	$140	$(2)
Financial Solutions	118	103	100	97	67	51
Total U.S. and Latin America	256	325	236	101	207	49
Canada:
Traditional	38	54	43	28	32	6
Financial Solutions	10	10	7	9	11	(1)
Total Canada	48	64	50	37	43	5
Europe, Middle East and Africa:
Traditional	54	18	(192)	18	50	4
Financial Solutions	128	123	140	116	90	38
Total Europe, Middle East and Africa	182	141	(52)	134	140	42
Asia Pacific:
Traditional	125	117	138	104	106	19
Financial Solutions	65	87	71	77	59	6
Total Asia Pacific	190	204	209	181	165	25
Corporate and Other	(65)	(58)	(58)	(32)	(70)	5
Consolidated adjusted operating income before income taxes	611	676	385	421	485	126
Notable items (1)	—	—	(149)	—	—	—
Consolidated adjusted operating income excluding notable items before income taxes	$611	$676	$534	$421	$485	$126

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Fixed maturity securities, available-for-sale - public (1)	$94,438	$88,993	$88,064	$75,637	$75,257
Fixed maturity securities, available-for-sale - private (1)	12,890	12,776	11,509	10,406	9,250
Equity securities	300	311	161	155	153
Mortgage loans	11,318	11,104	10,507	10,057	9,331
Policy loans	3,703	3,541	3,570	1,294	1,284
Funds withheld at interest	8,390	8,149	8,268	7,115	5,328
Limited partnerships and real estate joint ventures	4,093	3,747	3,648	3,338	3,228
Short-term investments	357	346	381	502	454
Other invested assets	1,525	1,514	1,496	1,397	1,295
Cash and cash equivalents	4,993	4,168	4,625	5,416	5,151
Total cash and invested assets	$142,007	$134,649	$132,229	$115,317	$110,731

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies (“Japanese government”), Korean government and agencies (“Korean government”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Average invested assets at amortized cost (1)	$49,549	$49,080	$47,662	$45,664	$44,016	$5,533
Net investment income (1)	$599	$630	$553	$595	$502	$97
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.93%	5.23%	4.73%	5.31%	4.64%	29 bps
Variable investment income (“VII”) (included in net investment income) (1)	$26	$55	$—	$59	$(6)	$32
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.85%	4.98%	4.92%	4.98%	4.90%	(5) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Investments Net of Funds Withheld

	March 31, 2026
	Total Investments	Funds Withheld	Assets Excluding Funds Withheld
Fixed maturity securities, available-for-sale	$107,328	$3,907	$103,421
Equity securities	300	3	297
Mortgage loans	11,318	753	10,565
Policy loans	3,703	—	3,703
Funds withheld at interest	8,390	1,345	7,045
Limited partnerships and real estate joint ventures	4,093	100	3,993
Short-term investments	357	4	353
Other invested assets	1,525	—	1,525
Total invested assets	$137,014	$6,112	$130,902

	December 31, 2025
	Total Investments	Funds Withheld	Assets Excluding Funds Withheld
Fixed maturity securities, available-for-sale	$101,769	$4,033	$97,736
Equity securities	311	2	309
Mortgage loans	11,104	821	10,283
Policy loans	3,541	—	3,541
Funds withheld at interest	8,149	1,360	6,789
Limited partnerships and real estate joint ventures	3,747	88	3,659
Short-term investments	346	9	337
Other invested assets	1,514	—	1,514
Total invested assets	$130,481	$6,313	$124,168

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	March 31, 2026
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$77,736	$211	$676	$4,973	$73,228	68.2%
Canadian government	4,897	—	251	133	5,015	4.7%
Japanese government	9,873	—	—	2,056	7,817	7.3%
Korean government	1,346	—	—	183	1,163	1.1%
ABS	7,436	21	44	178	7,281	6.8%
CMBS	2,367	—	25	57	2,335	2.2%
RMBS	1,599	—	18	74	1,543	1.4%
U.S. government	2,805	—	14	257	2,562	2.4%
State and political subdivisions	737	—	2	84	655	0.6%
Other foreign government	6,180	—	37	488	5,729	5.3%
Total fixed maturity securities	$114,976	$232	$1,067	$8,483	$107,328	100.0%

	December 31, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$72,736	$189	$1,142	$3,952	$69,737	68.5%
Canadian government	4,920	—	286	106	5,100	5.1%
Japanese government	6,516	—	1	1,816	4,701	4.6%
Korean government	1,407	—	1	96	1,312	1.3%
ABS	7,478	21	69	157	7,369	7.2%
CMBS	2,179	—	35	52	2,162	2.1%
RMBS	1,615	—	26	72	1,569	1.5%
U.S. government	3,508	—	27	248	3,287	3.3%
State and political subdivisions	737	—	2	79	660	0.6%
Other foreign government	6,168	—	83	379	5,872	5.8%
Total fixed maturity securities	$107,264	$210	$1,672	$6,957	$101,769	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2026				December 31, 2025
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$8,839	$8,587	11.7%	A-	$8,426	$8,352	12.0%	A-
Brokerage/asset managers/exchanges	2,022	1,868	2.6%	A-	1,835	1,738	2.5%	A-
Finance companies	1,202	1,157	1.6%	BBB+	1,132	1,114	1.6%	BBB+
Insurance	6,907	6,325	8.6%	A-	6,319	5,899	8.5%	A-
REITs	2,039	1,900	2.5%	A-	2,025	1,934	2.7%	A-
Other finance	1,652	1,433	2.0%	A-	1,630	1,452	2.1%	A-
Total financial institutions	$22,661	$21,270	29.0%		$21,367	$20,489	29.4%
Industrials
Basic	$3,109	$2,920	4.0%	BBB	$3,033	$2,899	4.2%	BBB
Capital goods	3,912	3,729	5.1%	BBB+	3,598	3,463	5.0%	BBB+
Communications	4,626	4,277	5.8%	BBB+	4,523	4,276	6.1%	BBB+
Consumer cyclical	4,478	4,262	5.8%	BBB+	4,116	3,987	5.7%	BBB+
Consumer noncyclical	9,326	8,774	12.0%	BBB+	8,880	8,501	12.2%	BBB+
Energy	6,939	6,721	9.2%	BBB+	6,282	6,179	8.9%	BBB+
Technology	3,674	3,436	4.7%	A-	3,202	3,013	4.3%	BBB+
Transportation	4,211	3,947	5.4%	A-	4,088	3,904	5.6%	A-
Other industrial	1,744	1,683	2.3%	BBB-	1,659	1,617	2.3%	BBB
Total industrials	$42,019	$39,749	54.3%		$39,381	$37,839	54.3%
Utilities
Electric	$10,794	$10,144	13.9%	A-	$9,710	$9,279	13.3%	A-
Natural gas	1,706	1,568	2.1%	A-	1,639	1,544	2.2%	A-
Other utility	556	497	0.7%	BBB+	639	586	0.8%	BBB+
Total utilities	$13,056	$12,209	16.7%		$11,988	$11,409	16.3%
Total	$77,736	$73,228	100.0%	A-	$72,736	$69,737	100.0%	A-

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2026			December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025
NAIC Designation	Rating Agency Designation(1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$75,437	$69,596	64.8%	$69,007	$64,571	63.4%	$67,158	$63,266	63.5%	$59,480	$55,147	64.1%	$58,522	$54,839	64.9%
2	BBB	33,252	31,702	29.5%	32,330	31,423	30.9%	31,446	30,627	30.8%	26,911	25,568	29.7%	26,347	24,946	29.5%
3	BB	4,436	4,371	4.1%	4,815	4,823	4.8%	4,753	4,719	4.7%	4,421	4,353	5.1%	3,880	3,849	4.6%
4	B	1,334	1,269	1.2%	714	632	0.6%	807	758	0.8%	802	793	0.9%	643	639	0.8%
5	CCC	393	318	0.3%	356	294	0.3%	267	184	0.2%	244	165	0.2%	287	216	0.2%
6	In or near default	124	72	0.1%	42	26	—%	30	19	—%	30	17	—%	30	18	—%
	Total	$114,976	$107,328	100.0%	$107,264	$101,769	100.0%	$104,461	$99,573	100.0%	$91,888	$86,043	100.0%	$89,709	$84,507	100.0%

(1) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g., “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2026			December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimate Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS
Collateralized loan obligations (“CLOs”)	$2,462	$2,449	21.9%	$2,486	$2,481	22.4%	$2,711	$2,707	25.5%	$2,461	$2,455	25.6%	$2,262	$2,251	24.2%
ABS, excluding CLOs	4,974	4,832	43.3%	4,992	4,888	44.0%	4,290	4,165	39.3%	3,699	3,561	37.0%	3,404	3,269	35.2%
Total ABS	7,436	7,281	65.2%	7,478	7,369	66.4%	7,001	6,872	64.8%	6,160	6,016	62.6%	5,666	5,520	59.4%
CMBS	2,367	2,335	20.9%	2,179	2,162	19.5%	2,026	1,992	18.8%	2,129	2,076	21.6%	2,334	2,267	24.4%
RMBS
Agency	351	314	2.9%	359	324	2.9%	416	381	3.6%	377	337	3.5%	385	344	3.7%
Non-agency	1,248	1,229	11.0%	1,256	1,245	11.2%	1,377	1,359	12.8%	1,216	1,185	12.3%	1,186	1,158	12.5%
Total RMBS	1,599	1,543	13.9%	1,615	1,569	14.1%	1,793	1,740	16.4%	1,593	1,522	15.8%	1,571	1,502	16.2%
Total	$11,402	$11,159	100.0%	$11,272	$11,100	100.0%	$10,820	$10,604	100.0%	$9,882	$9,614	100.0%	$9,571	$9,289	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of March 31, 2026
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$26,865	$691	$21,780	$4,168	$48,645	$4,859
Canadian government	1,488	37	650	96	2,138	133
Japanese government	3,586	71	4,136	1,985	7,722	2,056
Korean government	1,043	178	74	5	1,117	183
ABS	2,962	28	1,373	143	4,335	171
CMBS	680	7	654	48	1,334	55
RMBS	358	2	534	72	892	74
U.S. government	935	3	486	254	1,421	257
State and political subdivisions	168	3	391	81	559	84
Other foreign government	2,463	89	1,712	396	4,175	485
Total investment grade securities	$40,548	$1,109	$31,790	$7,248	$72,338	$8,357

Below investment grade securities:
Corporate	$1,170	$29	$401	$72	$1,571	$101
ABS	207	4	19	1	226	5
Other foreign government	—	—	9	3	9	3
Total below investment grade securities	$1,377	$33	$429	$76	$1,806	$109
Total fixed maturity securities	$41,925	$1,142	$32,219	$7,324	$74,144	$8,466

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$10,591	$255	$22,666	$3,635	$33,257	$3,890
Canadian government	1,096	34	426	72	1,522	106
Japanese government	1,274	209	3,351	1,607	4,625	1,816
Korean government	1,145	92	78	4	1,223	96
ABS	2,324	15	1,149	141	3,473	156
CMBS	—	—	705	50	705	50
RMBS	—	—	562	72	562	72
U.S. government	406	1	542	247	948	248
State and political subdivisions	73	1	451	78	524	79
Other foreign government	1,382	26	1,901	350	3,283	376
Total investment grade securities	$18,291	$633	$31,831	$6,256	$50,122	$6,889

Below investment grade securities:
Corporate	$652	$25	$258	$31	$910	$56
ABS	19	1	—	—	19	1
Other foreign government	—	—	13	3	13	3
Total below investment grade securities	$671	$26	$271	$34	$942	$60
Total fixed maturity securities	$18,962	$659	$32,102	$6,290	$51,064	$6,949

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(22)	$(49)	$(28)	$(29)	$(6)	$(16)
Impairments on fixed maturity securities	(1)	—	(1)	(2)	—	(1)
Realized gains on investment activity	59	48	96	30	36	23
Realized losses on investment activity	(165)	(118)	(65)	(65)	(87)	(78)
Net gains (losses) on fixed maturity securities available-for-sale	(129)	(119)	2	(66)	(57)	(72)

Net gains (losses) on equity securities	(14)	1	5	3	(1)	(13)
Change in mortgage loan allowance for credit losses	2	(4)	(6)	(18)	4	(2)
Limited partnerships and real estate joint venture impairment losses	(22)	(19)	(1)	(16)	(5)	(17)
Change in fair value of certain limited partnership investments	6	(8)	9	6	(7)	13
Other change in allowance for credit losses and impairments	—	2	1	(3)	(1)	1
Other, net	—	8	4	(3)	1	(1)
Freestanding derivatives (1):
Interest rate swaps	6	(5)	1	(1)	6	—
Interest rate options	—	(1)	(2)	(1)	—	—
Total return swaps	(6)	(2)	16	6	(6)	—
Foreign currency swaps	1	7	6	(2)	(3)	4
Foreign currency forwards	(25)	(54)	(40)	40	22	(47)
Foreign currency options	(1)	(2)	(2)	(2)	(1)	—
Equity options	(28)	17	30	11	(6)	(22)
Equity futures	6	(3)	(13)	(21)	9	(3)
Credit default swaps	(17)	21	33	21	(18)	1
Credit default index swaps options	—	(1)	—	—	—	—
CPI swaps	7	—	3	(1)	(5)	12
Total freestanding derivatives	(57)	(23)	32	50	(2)	(55)
Embedded derivatives	44	27	(33)	3	(11)	55
Net gains (losses) on total derivatives	(13)	4	(1)	53	(13)	—

Total investment related gains (losses), net	$(170)	$(135)	$13	$(44)	$(79)	$(91)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
U.S. and Latin America Traditional
Income before income taxes	$139	$201	$123	$29	$149	$(10)
Investment and derivative gains (1)	—	3	—	—	—	—
Funds withheld losses - investment income	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(1)	18	13	(25)	(9)	8
Other	—	—	—	—	—	—
Adjusted operating income before income taxes	138	222	136	4	140	(2)
Notable items (2)	—	—	39	—	—	—
Adjusted operating income excluding notable items, before income taxes	$138	$222	$97	$4	$140	$(2)

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$191	$45	$37	$(17)	$34	$157
Market risk benefits remeasurement (gains) losses	22	(3)	(1)	(17)	29	(7)
Investment and derivative (gains) losses (1)	(9)	82	15	95	(17)	8
Change in fair value of funds withheld embedded derivatives (1)	(86)	(25)	38	22	20	(106)
Funds withheld (gains) losses - investment income	(3)	(2)	(2)	(3)	(1)	(2)
Derivatives - interest credited	3	2	1	5	5	(2)
Other (3)	—	4	12	12	(3)	3
Adjusted operating income before income taxes	118	103	100	97	67	51
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$118	$103	$100	$97	$67	$51

Canada Traditional
Income before income taxes	$37	$53	$41	$25	$32	$5
Investment and derivative (gains) losses (1)	1	1	—	—	—	1
Investment income - non-operating funds withheld at interest	—	—	2	1	—	—
Other	—	—	—	2	—	—
Adjusted operating income before income taxes	38	54	43	28	32	6
Notable items (2)	—	—	9	—	—	—
Adjusted operating income excluding notable items, before income taxes	$38	$54	$34	$28	$32	$6

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter

Canada Financial Solutions
Income before income taxes	$10	$11	$11	$9	$12	$(2)
Investment and derivative (gains) losses (1)	—	(1)	(4)	—	(1)	1
Adjusted operating income before income taxes	10	10	7	9	11	(1)
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$10	$10	$7	$9	$11	$(1)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$60	$18	$(190)	$16	$50	$10
Investment and derivative losses (1)	(6)	—	—	—	—	(6)
Other	—	—	(2)	2	—	—
Adjusted operating income (loss) before income taxes	54	18	(192)	18	50	4
Notable items (2)	—	—	(222)	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$54	$18	$30	$18	$50	$4

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$95	$133	$132	$109	$74	$21
Investment and derivative losses (1)	(9)	10	7	8	14	(23)
Change in fair value of funds withheld embedded derivatives (1)	43	(20)	(18)	—	—	43
Investment income - non-operating funds withheld at interest	(1)	—	19	(1)	2	(3)
Investment (income) loss on unit-linked variable annuities	1	(1)	1	—	—	1
Interest credited on unit-linked variable annuities	(1)	1	(1)	—	—	(1)
Adjusted operating income before income taxes	128	123	140	116	90	38
Notable items (2)	—	—	24	—	—	—
Adjusted operating income excluding notable items, before income taxes	$128	$123	$116	$116	$90	$38

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Prior Year
	2026	2025	2025	2025	2025	Quarter
Asia Pacific Traditional
Income before income taxes	$125	$118	$140	$102	$106	$19
Other	—	(1)	(2)	2	—	—
Adjusted operating income before income taxes	125	117	138	104	106	19
Notable items (2)	—	—	1	—	—	—
Adjusted operating income excluding notable items, before income taxes	$125	$117	$137	$104	$106	$19

Asia Pacific Financial Solutions
Income (loss) before income taxes	$16	$53	$87	$89	$31	$(15)
Investment and derivative (gains) losses (1)	56	54	(8)	(21)	25	31
Other	(7)	(20)	(8)	9	3	(10)
Adjusted operating income before income taxes	65	87	71	77	59	6
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$65	$87	$71	$77	$59	$6

Corporate and Other
Loss before income taxes	$(232)	$(122)	$(61)	$(21)	$(119)	$(113)
Investment and derivative losses (1)	165	48	(11)	(5)	50	115
Investment income - non-operating funds withheld at interest	—	—	—	1	(1)	1
Interest expense on uncertain tax positions	1	—	—	—	—	1
Derivatives - interest credited	—	—	—	(3)	5	(5)
Other	1	16	14	(4)	(5)	6
Adjusted operating loss before income taxes	(65)	(58)	(58)	(32)	(70)	5
Notable items (2)	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(65)	$(58)	$(58)	$(32)	$(70)	$5

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

RGA, Inc. shareholders’ equity	$13,294	$13,461	$12,978	$12,053	$11,402
Less effect of AOCI:
Accumulated currency translation adjustments	101	121	83	130	(8)
Unrealized (depreciation) appreciation of securities	(6,466)	(4,807)	(4,199)	(4,897)	(4,443)
Effect of updating discount rates on future policy benefits	8,680	7,372	6,682	6,533	5,702
Change in instrument-specific credit risk for market risk benefits	4	2	1	3	6
Pension and postretirement benefits	(5)	(6)	(15)	(17)	(19)
RGA, Inc. shareholders’ equity, excluding AOCI	10,980	10,779	10,426	10,301	10,164
Year-to-date notable items, net of tax	—	(114)	(114)	—	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,980	$10,893	$10,540	$10,301	$10,164

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Book value per share	$202.93	$205.63	$197.52	$182.37	$172.53
Less effect of AOCI:
Accumulated currency translation adjustment	1.54	1.85	1.27	1.96	(0.12)
Unrealized (depreciation) appreciation of securities	(98.70)	(73.42)	(63.89)	(74.10)	(67.24)
Effect of updating discount rates on future policy benefits	132.50	112.61	101.69	98.85	86.28
Change in instrument-specific credit risk for market risk benefits	0.06	0.03	0.01	0.05	0.09
Pension and postretirement benefits	(0.07)	(0.10)	(0.23)	(0.26)	(0.28)
Book value per share, excluding AOCI	167.60	164.66	158.67	155.87	153.80
Less effect of B36:	(0.32)	(0.84)	(1.16)	(0.76)	(0.80)
Book value per share, excluding AOCI and B36	$167.92	$165.50	$159.83	$156.63	$154.60

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (the “Company”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of the Company and its subsidiaries.
Non-GAAP Financial Measures
The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of the Company’s operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within adjusted claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations;

as any of the above items can be volatile and may not reflect the underlying performance of the Company’s businesses. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and is presented in our financial statement footnotes in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items that the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.    Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on the Company’s investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items;
•Shareholders’ average equity position excluding AOCI, B36 and notable items;
•Book value per share, excluding AOCI and B36; and

5. Adjusted operating return on equity and adjusted operating return on equity, excluding notable items. Adjusted operating income return on equity is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI, and adjusted operating return on equity, excluding notable items, is calculated as adjusted operating income, excluding notable items, divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, the fact that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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